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                                                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated June 26, 2000, included in this Form 11-K, into Iron Mountain Incorporated's previously filed registration statements on Forms S-3 (File Nos. 333-91577 and 333-72191), and S-8 (File Nos. 333-43787, 333-69859, and
333-95901).


/s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 26, 2000